Earnings Conference Call

1st Quarter 2018

May 3, 2018


ZIONS BANK
HOLLAND & HART

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends,“ “potential,” "plans," "predicts," "projects,“ "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) the expense and risk of capital expenditures for infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (h) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (i) the ability to acquire fuel and power from suppliers on reasonable terms; (j) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (k) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (l) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (m) the ability to obtain debt and equity financing when necessary and on reasonable terms; (n) reductions in credit ratings and potential reduction in liquidity; (o) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (p) the magnitude of future benefit plan funding obligations; (q) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (r) changes in tax laws and the availability of tax credits; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended March 31	
	2018	2017
Net Income	$ 36,142	$ 33,102
Average shares outstanding– diluted	50,463	50,397
Earnings per diluted share	$ 0.72	$ 0.66

First Quarter 2017 to 2018

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended March 31, 2017		**$ 33.1**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 2.4	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	(10.4)	
Idaho fixed cost adjustment revenues	8.7	
Retail Revenues per mega-watt hour, net of associated power supply costs and power cost adjustment mechanisms	1.2	
Transmission services (wheeling) and other revenues	2.7	
Depreciation expense	(3.3)	
Other changes in operating revenues and expenses, net	(0.5)	
Increase in Idaho Power operating income before tax reform revenue accrual	1.8	
Tax reform revenue accrual for future rate reduction	(5.0)	
Decrease in Idaho Power operating income	(3.2)	
Earnings of equity-method investments	2.9	
Non-operating income and expenses, net	0.5	
Additional Accumulated Deferred Investment Tax Credits (ADITC) amortization	(1.4)	
Income tax expense (excluding additional ADITC amortization)	4.6	
Total increase in Idaho Power net income		3.4
Other IDACORP changes (net of tax)		(0.4)
Net Income – For the Quarter Ended March 31, 2018		**$ 36.1**

Operating Cash Flows

(millions)

	Three Months Ended March 31	
IDACORP	2018	2017
Net Cash Provided by Operating Activities	$ 91.7	$ 113.7

Liquidity

(millions)

	As of March 31, 2018	
	IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[2]	–	(24.2)
Total	$ 100.0	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2018 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics
(Millions Except for Per Share Amounts)

	2018 Estimates	
	Current[1]	Previous[2]
IDACORP Earnings Per Diluted Share Guidance	No Change	$ 4.10 - $ 4.25
Idaho Power Operations & Maintenance Expense	No Change	$ 345 – $ 355
Idaho Power Additional Amortization of ADITC	No Change	Less Than $ 5
Idaho Power Capital Expenditures Excluding AFUDC	No Change	$ 280 – $ 290
Idaho Power Hydroelectric Generation (MWhs)	No Change	7.5 – 9.5

(1) As of May 3, 2018.

(2) As of February 22, 2018, the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2017.

Idaho Tax Reform Settlement

Annual Tax Reform Benefits By Year[1] (Millions)

	June 1, 2018 – May 31, 2019	June 1, 2019 – May 31, 2020	Future Years
Rate Reduction Benefit (annual)	$ 18.7	$ 18.7	$ 18.7
Non-Cash Customer Benefit (annual)	7.4	7.4	7.4
One-Time Benefits[2]	7.8	2.7	–
Total Annual Customer Benefit	$ 33.9	$ 28.8	$ 26.1

[1] Subject to approval by the Idaho Public Utilities Commission. Idaho Power is also in negotiations with the Public Utility Commission of Oregon staff and other parties to determine tax reform impacts in Oregon.

[2] A one-time benefit will be provided to Idaho customers through the PCA mechanism for the income tax benefits accrued from January 1, 2018 to May 31, 2018, as well as the temporary income tax benefits related to Idaho Power's open access transmission tariff.

ADITC Earnings Support Mechanism[1]

Comparison of Terms: Existing and as Settled[2]

Terms Through December 31, 2019
If Idaho ROE < 9.5%



9.5%
9.3%
9.1%
8.9%
8.7%
8.5%
8.3%
Earnings Support Line
Ability to utilize up to $25 million of additional ADITCs annually to achieve Idaho ROE of 9.5%

Proposed Terms Beginning January 1, 2020
If Idaho ROE < 9.4%



9.4%
9.2%
9.0%
8.8%
8.6%
8.4%
8.2%
Earnings Support Line
Ability to utilize up to $25 million of additional ADITCs annually to achieve Idaho ROE of 9.4%

If the Idaho Public Utilities Commission were to approve a change to Idaho Power's allowed annual Idaho ROE as part of a general rate case proceeding effective on or after January 1, 2020, earnings support line REVERTS TO 95% of the newly authorized Idaho ROE.

(1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision.

(2) As filed with the Idaho Public Utilities Commission on April 12, 2018, pursuant to Order No. 33965. Mechanism would also not require a rate case stay out provision, if approved as filed.

Low Cost Energy – Attracting Growth


Idaho Power Customer Growth
2.1%
545,000
535,000
525,000
515,000
505,000
2014
2015
2016
2017
Twelve Months Ended 3/31/2018

	Residential
Fixed Cost Adjustment	-3.60%
Power Cost Adjustment	-1.29%
Tax Reform	-2.15%
Combined Impact	-7.04%


RATE DECREASE
IDAHO POWER.
www.idahopower.com
Service Agreement NO: 1234500123F
Service Loaction: BOISE, ID
Meter Number
Service Period
Your Electric Use Pattern
-7.04%

No. 1 Fastest Growing City in Nation (Boise)

— Forbes Magazine, published February 2018

No. 1 Highest Percentage of Inbound Moves (Idaho)

— Atlas Van Lines, published January 2018

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2017

No. 1 Top Performing Economy (Idaho)

— Bloomberg, published August 2017

Regulatory & Project Updates





Extension of ADITC Earnings Support & Revenue Sharing Mechanism
Settlement filed in Idaho in April 2018

Tax Reform Dockets
Settlement Filed in Idaho
Working with Oregon regulator toward positive outcome

500 kV Transmission Line Updates
Boardman-to-Hemingway: Oregon commission voted to acknowledge IRP
Gateway West: received final record of decision on last two segments (8 & 9)

Hells Canyon Complex Prudency Order
Final Order received in April 2018 finding prudent $216.5 million in relicensing costs

Weather Outlook

May Through July 2018

Precipitation


B

Temperature


A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, April 19, 2018

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com